July 19, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Guaranteed Series 134, 135 & 136:  Post - Effective Amendment No. 2


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-17307, for the referenced Trusts and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 134, 135 and 136. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,

/s/ Art Brasch
---------------------
Art Brasch
Vice President

733265.1
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July 19, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Guaranteed Series 140:  Post - Effective Amendment No. 2


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-17307, for the referenced Trusts and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 140. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
---------------------
Art Brasch
Vice President

733265.1



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